WiLDERNESS CONDOMINIUM ASSOCIATION
    COMBINED PHASE I & II SCENARIO -&- PHASE I ONLY SCENARIO

                                                 133 Units      61 Units

                                                 Full Year     Full Year

    ROOM RENTALS                                 $4,871,083    $2,256,306
    MANAGEMENT FEES                 35%          $1,704,879      $789,707
    NET TO OWNERS                                $3,166,204    $1,466,599


    ASSOCIATION COST ANNUAL BUDGET
                                                   Full Year     Full Year
    EXPENSES:

    Insurance (Building & Liability)                $25,000        15,000
    Directors/Officers Insurance                     $1,170         1,000
    Electricity and Gas                            $106,400        50,000
    Linens                                          $15,000        15,000
    Laundry                                         $45,000        25,000
    Permits & Licenses                               $3,000         2,000
    Water & Sewer                                   $30,000        15,000
    Repairs & Maintenance/Replacement               $25,000        10,000
    Legal & Accounting                               $4,000         4,000
    Supplies                                        $65,000        35,000
    Salaries - Association                           $2,500         2,500
    Satellite Service                               $10,000         6,000
    Telephone    ($30 per month per condo)          $47,160        21,960
    User Fee                                       $480,635       325,975
                                                 -----------    ----------

                                    Total          $859,865      $528,435

                                    Avg./Unit        $6,465        $8,663
                                                 ===========    ==========


    WiLDERNESS CONDOMINIUM ASSOCIATION

    COMBINED (PHASE I, PHASE II AND EXISTING HOTEL UNITS)

    USER FEE LEDGER
                                                    Full Year    Full Year

    Supplies-Pool & Garbage                          $100,000     $100,000
    Salaries-Management/Administrative/Security      $150,000     $120,000
    Salaries -General for Common Areas                $50,000      $50,000
    Salaries-Maintenance                             $120,000     $100,000
    Salaries-Swim                                    $190,000     $190,000
    Taxes-FICA                                        $20,000      $18,000
    Taxes-Unemployment                                 $7,000       $5,000
    Taxes-Real Estate for Common Areas               $100,000      $90,000
    Utilities-Common Areas                           $225,000     $225,000
    Garbage Removal                                   $20,000      $20,000
    Insurance on Building/Liability                   $30,000      $25,000
    Replacement/Maintenance for Common Areas          $35,000      $25,000
    Flowers                                           $35,000      $35,000
                                                   -----------   ----------

                                           TOTAL   $1,082,000   $1,003,000
                                                   ===========   ==========


    ALLOCATION CALUCLATIONS for
    Phase I & II:

    Total User Fees for Phase I,
    II & Existing Hotel             $1,082,000    $1,003,000  (1)
    SQFT Ratio: Phase I&II/Phase
    I,II,&Existing Hotel                 68.34%        50.00% (2)
    Product of (1) * (2)              $739,439      $501,500  (3)
    1 - Management Fee %
    or (1-35%)                           65.00%        65.00% (4)
    Product of (3) * (4)              $480,635      $325,975  Association
                                    ===========    ========== User Fees

    COMBINED ASSOCIATION COMMON COSTS
    ANNUAL BUDGET

    Combined Phase I and II


                                                   TOT. POOL      ANNUAL
     RENTAL     # of              PHASE I & II    ASSOCIATION   POOL COSTS
      POOL      UNITS      SQFT      % of TOTAL      COSTS       per UNIT

        A          38      27,702         21.38%     $183,866     $4,839
        B          19      17,841         13.77%     $118,416     $6,232
        C          40      36,320         28.04%     $241,066     $6,027
        D          20      23,680         18.28%     $157,171     $7,859
        E           8      11,496          8.87%      $76,302     $9,538
        F           4       7,296          5.63%      $48,426    $12,106
       G&H          4       5,216          4.03%      $34,620     $8,655

      TOTAL       133     129,551        100.00%     $859,865



                                          68.34%  Phase I&II
                                                  Phase I,II & Existing
                                                  Units

    Phase I Only

                                                TOT. POOL      ANNUAL
     RENTAL   # of            PHASE I          ASSOCIATION   POOL COSTS
      POOL    UNITS      SQFT     % of TOTAL      COSTS       per UNIT

       A         18     13,122         21.80%     $115,213       $6,401
       B          9      8,451         14.04%      $74,201       $8,245
       C         16     14,528         24.14%     $127,558       $7,972
       D          8      9,472         15.74%      $83,166      $10,396
       E          4      5,748          9.55%      $50,468      $12,617
       F          2      3,648          6.06%      $32,030      $16,015
      G&H         4      5,216          8.67%      $45,797      $11,449

     TOTAL       61     60,185        100.00%     $528,435



                                       50.06%  Phase I
                                               Phase I & Existing Units
    the
    WiLDERNESS HOTEL & RESORT

    June - December 1995

    OCCUPANCY REPORT
                                                      Wilderness

                                                      AVE.
                                TOTAL     TOTAL     PRICE PER
                    ROOM        ROOMS     ROOMS      RENTED     OCCUPANCY
       MONTH        SALES      RENTED   AVAILABLE     UNIT       PERCENT

       June        $201,181     2,064       2,370     $97.47       87.09%

       July        $342,238     2,447       2,449    $139.86       99.92%

      August       $318,955     2,440       2,449    $130.72       99.63%

     September     $104,467     1,231       2,370     $84.85       51.94%

      October       $81,697     1,166       2,449     $70.06       47.61%

     November       $43,146       648       2,370     $66.58       27.34%

     December       $50,362       701       2,449     $71.84       28.62%
                 -----------  --------     -------   --------  ----------
    TOTAL        $1,142,046    10,697      16,906    $106.76       63.27%
                 ===========  ========     =======   ========  ==========
    the
    WiLDERNESS HOTEL & RESORT

    January - December 1996

    OCCUPANCY REPORT
                                                       Wilderness

                                                     AVE. PRICE
                               TOTAL       TOTAL        PER
                   ROOM        ROOMS       ROOMS       RENTED    OCCUPANCY
      MONTH        SALES       RENTED    AVAILABLE      UNIT      PERCENT

     January       $62,099        901        2,449      $68.92       36.79%

     Febuary       $86,451      1,245        2,291      $69.44       54.34%

      March       $122,794      1,676        2,449      $73.27       68.44%

      April       $110,736      1,503        2,370      $73.68       63.42%

       May        $127,076      1,498        2,803      $84.83       53.44%

       June       $383,086      3,099        4,140     $123.62       74.86%

       July       $652,218      4,020        4,278     $162.24       93.97%

      August      $624,028      4,022        4,278     $155.15       94.02%

    September     $168,029      2,048        4,140      $82.05       49.47%

     October      $137,507      1,807        4,278      $76.10       42.24%

     November      $86,815      1,110        4,140      $78.21       26.81%

     December      $95,450      1,067        4,278      $89.46       24.94%
                 ----------   --------    ---------   ---------   ---------

    TOTAL       $2,656,289     23,996       41,894     $110.70       57.28%
                 ==========   ========    =========   =========   =========

            FULL
            YEAR
            ACTUAL 1996 OCCUPANCY STATS USED FOR

            1998 PHASE I & II RENT PROJECTION SUMMARY

                                                                                                    Total
                         Phase I       Phase II    Phase I      Phase I     Phase II    Phase II    Phases      Total Phases
                                                                 Pool                     Pool
    Pool    Type        Estimated     Estimated   Gross Rent   Contrib.    Gross Rent   Contrib.  Gross Rent    Pool Contrib.
                     Rent/Unit/Year  Rent/Unit/Year          Rent/Unit/Year           Rent/Unit/Year          Rent/Unit/Year
              A-1           $29,210     $29,210    $233,680      $29,816    $292,100    $29,755     $525,780          $29,784
       A       A            $30,300     $30,300    $303,000      $29,816    $303,000    $29,755     $606,000          $29,784
              B-1           $32,980     $32,980    $131,920      $33,469    $164,900    $33,420     $296,820          $33,443
       B       B            $33,860     $33,860    $169,300      $33,469    $169,300    $33,420     $338,600          $33,443
              C-1           $35,847     $35,847    $322,621      $36,239    $430,162    $36,295     $752,783          $36,272
       C       C            $36,742     $36,742    $257,195      $36,239    $440,906    $36,295     $698,102          $36,272
              D-1           $40,189     $40,189    $160,757      $40,785    $241,135    $40,785     $401,892          $40,785
       D       D            $41,381     $41,381    $165,523      $40,785    $248,285    $40,785     $413,808          $40,785
       E       E            $52,014     $52,014    $208,057      $52,014    $208,057    $52,014     $416,114          $52,014
       F       F            $58,466     $58,466    $116,933      $58,466    $116,933    $58,466     $233,865          $58,466
       G       G            $46,830     $46,830     $93,660      $46,830          $0         $0      $93,660          $46,830
       H       H            $46,830     $46,830     $93,660      $46,830          $0         $0      $93,660          $46,830
                                                  ---------                ---------               ----------
                                          TOTALS  2,256,306                2,614,777               $4,871,083


           ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS


                       the

                       WiLDERNESS LUXURY

                       CONDOMINIUM SUITES


                       Single Queen Condo: A-1 TYPE

                       Price:     $114,900


                       UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL


                       The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                   Projected                  Total Revenue
                       Projected   #of Days    Actual 1996   if based on '96

            Full Year   Ave.Rate    Rented     Occupancy %      Occupancy

           Sept.-May   $115             138           50.5%         $15,870
           June        $145              22           73.3%          $3,190
           July        $175              29           93.5%          $5,075
           August      $175              29           93.5%          $5,075
                                   Full Year                        $29,210


    35%     Full   Rental Fee to WH&R,Inc.                   $10,224
            Year

            Full   Contribution to Pool                      $18,987
            Year

            Full   Pool Revenue to Owner                      19,359
            Year

                                    Sales Price             $114,900
                                         20%  Down            22,980
                                         80%  Financing       91,920
                                       9.00%  Monthly            740
                                              Pmt
                                         30   (years)


                   ANNUAL COSTS:              Phase I &     Phase I
                                                  II         Only
                                              Full Year    Full Year

                          Loan Pmt                8,875        8,875
                          Assoc.Dues              4,839        6,401
                          Credit Card Disc          200          200

                   0.022  R.E. Taxes              2,528            0

                          TOTAL                  16,442       15,476


                   CASH-ON-CASH RETURN:

                                              Phase I &     Phase I
                                                  II         Only

                                              Full Year    Full Year

                          Down Pmt               22,980       22,980
                          Cash to Owner           2,918        3,883
                          Return                  12.70%       16.90%

    Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

          ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS


                       the
                       WiLDERNESS LUXURY
                       CONDOMINIUM SUITES


                       Single Queen Condo: A TYPE
                       Price:      $117,900



                       UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL


                       The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.


                                                                    Total
                                     Projected                     Revenue
                       Projected     #of Days     Actual 1996  if based on '96
          Full Year    Ave.Rate       Rented      Occupancy %    Occupancy

          Sept.-May         $115             138         50.5%      $15,870
          June              $155              22         73.3%       $3,410
          July              $190              29         93.5%       $5,510
          August            $190              29         93.5%       $5,510
                                     Full Year                      $30,300

    35%    Full Year   Rental Fee to WH&R,Inc.                      $10,605

           Full Year   Contribution to Pool                         $19,695

           Full Year   Pool Revenue to Owner                         19,359

                                           Sales Price             $117,900
                                              20%  Down              23,580
                                              80%  Financing         94,320
                                            9.00%  Monthly Pmt          759
                                              30   (years)

                       ANNUAL COSTS:                Phase I &      Phase I
                                                        II          Only
                                                    Full Year     Full Year

                                   Loan Pmt             9,107         9,107
                                   Assoc.Dues           4,839         6,401
                                   Credit Card            200           200
                                   Disc
                       0.022       R.E. Taxes           2,594             0

                                   TOTAL               16,739        15,708


                       CASH-ON-CASH RETURN:

                                                    Phase I &      Phase I
                                                        II          Only
                                                    Full Year     Full Year

                                   Down Pmt            23,580        23,580
                                   Cash to Owner        2,620         3,652
                                   Return               11.11%        15.49%

    Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

          ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS


                      the

                      WiLDERNESS LUXURY
                      CONDOMINIUM SUITES



                      Double Queen Condo with Loft:  B-1 Type
                      Price:     $128,900



                      UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL


                      The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.



                                                                  Total
                                                                 Revenue

                                    Projected                    if based
                      Projected      #of Days      Actual 1996    on '96
          Full Year   Ave.Rate        Rented       Occupancy %  Occupancy
          Sept.-May       $130               138         50.5%    $17,940
          June            $159                22         73.3%     $3,498
          July            $199                29         93.5%     $5,771
          August          $199                29         93.5%     $5,771

                                        Full Year                 $32,980

    35%   Full Year   Rental Fee to WH&R,Inc.                     $11,543

          Full Year   Contribution to Pool                        $21,437

          Full Year   Pool Revenue to Owner                        21,738


                                 Sales Price                     $128,900
                                              20% Down             25,780
                                              80% Financing       103,120
                                            9.00% Monthly Pmt         830
                                              30  (years)



                      ANNUAL COSTS:                 Phase I &    Phase I
                                                       II          Only
                                                    Full Year   Full Year

                                 Loan Pmt               9,957       9,957
                                 Assoc.Dues             6,232       8,245
                                 Credit Card
                                 Disc                     220         220

                      0.022      R.E. Taxes             2,836           0

                                 TOTAL                 19,245      18,421


                      CASH-ON-CASH RETURN:


                                                    Phase I &    Phase I
                                                       II          Only

                                                    Full Year   Full Year

                                 Down Pmt              25,780      25,780
                                 Cash to Owner          2,493       3,317
                                 Return                  9.67%      12.87%

    Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

          ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

                       the

                       WiLDERNESS LUXURY

                       CONDOMINIUM SUITES


                       Double Queen Condo with Loft:  B Type

                       Price:        $131,900


                       UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL


                       The following rent projections and occupancy reports are shown to provide a potential purchaser
                       (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.



                                                                   Total
                                                                  Revenue
                                      Projected                  if based
                         Projected    #of Days    Actual 1996     on '96
           Full Year     Ave.Rate      Rented     Occupancy %    Occupancy

          Sept.-May           $130          138          50.5%    $17,940
          June                $170           22          73.3%     $3,740
          July                $210           29          93.5%     $6,090
          August              $210           29          93.5%     $6,090
                                      Full Year                   $33,860


    35%    Full Year   Rental Fee to WH&R,Inc.                    $11,851

           Full Year   Contribution to Pool                       $22,009

           Full Year   Pool Revenue to Owner                       21,738


                                            Sales Price          $131,900
                                             20%  Down             26,380
                                             80%  Financing       105,520
                                           9.00%  Monthly Pmt         849
                                             30   (years)


                       ANNUAL COSTS:              Phase I & II    Phase I
                                                                   Only

                                                   Full Year     Full Year

                                     Loan Pmt          10,188      10,188
                                     Assoc.Dues         6,232       8,245
                                     Credit
                                     Card Disc            220         220
                       0.022         R.E. Taxes         2,902           0

                                     TOTAL             19,543      18,653



                       CASH-ON-CASH RETURN:


                                                                  Phase I
                                                  Phase I & II     Only

                                                   Full Year     Full Year
                                     Down Pmt          26,380      26,380
                                     Cash to
                                      Owner             2,195       3,085
                                     Return              8.32%      11.69%


    Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

      ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

               the
               WiLDERNESS LUXURY
               CONDOMINIUM SUITES

               Large One Bedroom Condo: C-1 Type
               Price:          $130,900

               UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

               The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                     Projected               Total Revenue
                        Projected    #of Days     Projected  if based on '96
              Full Year  Ave.Rate     Rented     Occupancy %  Occupancy

              Sept.-May      $130            158        58.0%   $20,584
              June           $159             23        78.0%    $3,721
              July           $199             29        93.5%    $5,771
              August         $199             29        93.5%    $5,771
                                     Full Year                  $35,847

           35%Full Year Rental Fee to WH&R,Inc.                 $12,546

              Full Year Contribution to Pool                    $23,300

              Full Year Pool Revenue to Owner                    23,577

                                                 Sales Price    $130,900
                                              20% Down            26,180
                                              80% Financing      104,720
                                            9.00% Monthly Pmt        843
                                              30  (years)

                        ANNUAL COSTS:            Phase I & II Phase I Only
                                                  Full Year    Full Year
                                  Loan Pmt            10,111     10,111
                                  Assoc.Dues           6,027      7,972
                                  Credit Card Disc       240        240
                            0.022 R.E. Taxes           2,880          0
                                           TOTAL      19,258     18,324

                        CASH-ON-CASH RETURN:

                                                 Phase I & II Phase I Only
                                                  Full Year    Full Year
                                  Down Pmt            26,180     26,180
                                  Cash to Owner        4,319      5,253
                                  Return               16.50%     20.07%


  Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections.
        Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

        This unit appeals to many different groups because of its amenities. It would appeal to a couple or couples or a family. So we expect the occupancy should be greater because it is a true honeymoon suite and multi-purpose unit.

       ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

                 the
                 WiLDERNESS LUXURY
                 CONDOMINIUM SUITES

                 Large One Bedroom Condo: C Type
                 Price:          $133,900

                 UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

                 The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                      Projected               Total Revenue
                         Projected    #of Days     Projected  if based on '96
               Full Year  Ave.Rate     Rented     Occupancy %  Occupancy
               Sept.-May      $130            158        58.0%    $20,584
               June           $170             23        78.0%     $3,978
               July           $210             29        93.5%     $6,090
               August         $210             29        93.5%     $6,090
                                      Full Year                   $36,742

           35% Full Year Rental Fee to WH&R,Inc.                  $12,860

               Full Year Contribution to Pool                     $23,882

               Full Year Pool Revenue to Owner                     23,577

                                                   Sales Price   $133,900
                                               20% Down            26,780
                                               80% Financing      107,120
                                             9.00% Monthly Pmt        862
                                               30  (years)

                         ANNUAL COSTS:            Phase I & II Phase I Only
                                                   Full Year    Full Year
                                   Loan Pmt            10,343      10,343
                                   Assoc.Dues           6,027       7,972
                                   Credit Card Disc       240         240
                             0.022 R.E. Taxes           2,946           0
                                            TOTAL      19,555      18,555

                         CASH-ON-CASH RETURN:

                                                  Phase I & II Phase I Only
                                                   Full Year    Full Year
                                   Down Pmt            26,780      26,780
                                   Cash to Owner        4,021       5,022
                                   Return               15.02%      18.75%


       Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

             This unit appeals to many different groups because of its amenities. It would appeal to a couple or couples or a family. So we expect the occupancy should be greater because it is a true honeymoon suite and multi-purpose unit.

        ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

                  the
                  WiLDERNESS LUXURY
                  CONDOMINIUM SUITES

                  Large Two Bedroom Condo with Loft: D-1 Type
                  Price:           $145,900

                  UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

                  The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                      Projected               Total Revenue
                         Projected    #of Days     Projected  if based on '96
              Full Year  Ave.Rate      Rented     Occupancy %  Occupancy
              Sept.-May       $155            150        55.0%   $23,273
              June            $185             23        75.0%    $4,163
              July            $220             29        93.5%    $6,377
              August          $220             29        93.5%    $6,377
                                      Full Year                  $40,189

          35% Full Year Rental Fee to WH&R,Inc.                  $14,066

              Full Year Contribution to Pool                     $26,123

              Full Year Pool Revenue to Owner                     26,510

                                                  Sales Price   $145,900
                                               20% Down           29,180
                                               80% Financing     116,720
                                             9.00% Monthly Pmt       939
                                               30  (years)

                        ANNUAL COSTS:             Phase I & II Phase I Only
                                                   Full Year    Full Year
                                   Loan Pmt            11,270     11,270
                                   Assoc.Dues           7,859     10,396
                                   Credit Card Disc       260        260
                             0.022 R.E. Taxes           3,210          0
                                            TOTAL      22,598     21,926

                        CASH-ON-CASH RETURN:

                                                  Phase I & II Phase I Only
                                                   Full Year    Full Year
                                   Down Pmt            29,180     29,180
                                   Cash to Owner        3,912      4,585
                                   Return               13.41%     15.71%


        Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

              The occupancy % should increase for this unit because this type appeals to multiple couples and families. It would also serve as a honeymoon suite in the event all "Type C" units are taken.

          ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

                   the
                   WiLDERNESS LUXURY
                   CONDOMINIUM SUITES

                   Large Two Bedroom Condo with Loft: D Type
                   Price:         $148,900

                   UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

                   The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                    Projected                Total Revenue
                        Projected    #of Days     Projected  if based on '96
              Full Year  Ave.Rate     Rented     Occupancy %  Occupancy
              Sept.-May      $155           138         55.0%   $23,273
              June           $199            22         75.0%    $4,478
              July           $235            29         93.5%    $6,815
              August         $235            29         93.5%    $6,815
                                    Full Year                   $41,381

           35%Full Year Rental Fee to WH&R,Inc.                 $14,483

              Full Year Contribution to Pool                    $26,897

              Full Year Pool Revenue to Owner                    26,510

                                                 Sales Price   $148,900
                                             20% Down            29,780
                                             80% Financing      119,120
                                           9.00% Monthly Pmt        958
                                             30  (years)

                        ANNUAL COSTS:           Phase I & II Phase I Only
                                                  Full Year   Full Year
                                  Loan Pmt            11,502     11,502
                                  Assoc.Dues           7,859     10,396
                                  Credit Card Disc       260        260
                            0.022 R.E. Taxes           3,276          0
                                          TOTAL       22,896     22,157

                        CASH-ON-CASH RETURN:

                                                Phase I & II Phase I Only
                                                  Full Year   Full Year
                                  Down Pmt            29,780     29,780
                                  Cash to Owner        3,614      4,353
                                  Return               12.14%     14.62%


        Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

              The occupancy % should increase for this unit because this type appeals to multiple couples and families. It would also serve as a honeymoon suite in the event all "Type C" units are taken.

         ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

                  the
                  WiLDERNESS LUXURY
                  CONDOMINIUM SUITES

                  Super Deluxe Two Bedroom Condo: E Type
                  Price:          $187,900

                  UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

                  The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                     Projected               Total Revenue
                        Projected    #of Days     Projected  if based on '96
              Full Year  Ave.Rate     Rented     Occupancy %  Occupancy
              Sept.-May      $195            150        55.0%   $29,279
              June           $250             23        75.0%    $5,625
              July           $295             29        93.5%    $8,555
              August         $295             29        93.5%    $8,555
                                     Full Year                  $52,014

          35% Full Year Rental Fee to WH&R,Inc.                 $18,205

              Full Year Contribution to Pool                    $33,809

              Full Year Pool Revenue to Owner                    33,809

                                                 Sales Price   $187,900
                                              20% Down           37,580
                                              80% Financing     150,320
                                            9.00% Monthly Pmt     1,210
                                              30  (years)

                        ANNUAL COSTS:            Phase I & II Phase I Only
                                                  Full Year    Full Year
                                  Loan Pmt            14,514     14,514
                                  Assoc.Dues           9,538     12,617
                                  Credit Card Disc       300        300
                            0.022 R.E. Taxes           4,134          0
                                           TOTAL      28,486     27,431

                        CASH-ON-CASH RETURN:

                                                 Phase I & II Phase I Only
                                                  Full Year    Full Year
                                  Down Pmt            37,580     37,580
                                  Cash to Owner        5,324      6,378
                                  Return               14.17%     16.97%


        Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

              This unit is a classy two bedroom unit because of its large size and amenities. Its master bedroom, with a jacuzzi by a fireplace and window overlooking the golf course and outdoor pool areas, gives itself a "set-up" category of two bedroom units. It also appeals to multiple families because of its two bedrooms. Also, there are not as many of them so the demand should be higher.

         ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

                  the
                  WiLDERNESS LUXURY
                  CONDOMINIUM SUITES

                  Large Three Bedroom Condo with Loft: F Type
                  Price:         $207,900

                  UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

                  The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                    Projected               Total Revenue
                        Projected    #of Days   Actual 1996 if based on '96
              Full Year  Ave.Rate     Rented    Occupancy %  Occupancy
              Sept.-May      $225           150        55.0%   $33,784
              June           $285            23        75.0%    $6,413
              July           $315            29        93.5%    $9,135
              August         $315            29        93.5%    $9,135
                                    Full Year                  $58,466

          35% Full Year Rental Fee to WH&R,Inc.                $20,463

              Full Year Contribution to Pool                   $38,003

              Full Year Pool Revenue to Owner                   38,003

                                                 Sales Price  $207,900
                                             20% Down           41,580
                                             80% Financing     166,320
                                           9.00% Monthly Pmt     1,338
                                             30  (years)

                        ANNUAL COSTS:           Phase I & II Phase I Only
                                                 Full Year    Full Year
                                  Loan Pmt           16,059     16,059
                                  Assoc.Dues         12,106     16,015
                                  Credit Card Disc      340        340
                            0.022 R.E. Taxes          4,574          0
                                          TOTAL      33,079     32,414

                        CASH-ON-CASH RETURN:

                                                Phase I & II Phase I Only
                                                 Full Year    Full Year
                                  Down Pmt           41,580     41,580
                                  Cash to Owner       4,924      5,589
                                  Return              11.84%     13.44%


         Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

               This unit is a classy three bedroom unit because of its large size and amenities. Its master bedroom, with a jacuzzi by a fireplace and window overlooking the golf course and outdoor pool areas, gives itself a "set-up" category by being the only fully enclosed three bedroom unit. It also appeals to multiple
               families because of its three bedrooms.   Also, there are not
               as many of them so the demand should be higher.

         ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

                   the
                   WiLDERNESS LUXURY
                   CONDOMINIUM SUITES

                   Large Two Bedroom/One Bathroom: G Type
                   Price:          $182,900

                   UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

                   The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                     Projected               Total Revenue
                        Projected    #of Days    Actual 1996 if based on '96
              Full Year  Ave.Rate     Rented     Occupancy %   Occupancy
              Sept.-May      $195            138       50.5%   $26,910
              June           $220             22       73.3%    $4,840
              July           $260             29       93.5%    $7,540
              August         $260             29       93.5%    $7,540
                                     Full Year                 $46,830

          35% Full Year Rental Fee to WH&R,Inc.                $16,391

              Full Year Contribution to Pool                   $30,440

              Full Year Pool Revenue to Owner                   30,440

                                                 Sales Price  $182,900
                                             20% Down           36,580
                                             80% Financing     146,320
                                           9.00% Monthly Pmt     1,177
                                             30  (years)

                        ANNUAL COSTS:            Phase I & I Phase I Only
                                                  Full Year   Full Year
                                  Loan Pmt           14,128     14,128
                                  Assoc.Dues          8,655     11,449
                                  Credit Card Disc      300        300
                            0.022 R.E. Taxes          4,024          0
                                           TOTAL     27,107     25,877

                        CASH-ON-CASH RETURN:

                                                 Phase I & I Phase I Only
                                                  Full Year   Full Year
                                  Down Pmt           36,580     36,580
                                  Cash to Owner       3,333      4,562
                                  Return               9.11%     12.47%


        Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is establishid. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.

         ASSUMES PHASE I&II COMBINED & PHASE I ONLY SCENARIOS

                 the
                 WiLDERNESS LUXURY
                 CONDOMINIUM SUITES

                 Large Two Bedroom/One Bathroom: H Type
                 Price:          $177,900

                 UNIT TYPE REVENUE CONTRIBUTION TO RENTAL POOL

                 The following rent projections and occupancy reports are shown to provide a potential purchaser (1) an idea of a breakeven analysis and then (2) what the Wilderness Hotel actually generated through our occupancy reports.

                                      Projected               Total Revenue
                         Projected    #of Days    Actual 1996 if based on '96
               Full Year  Ave.Rate     Rented     Occupancy %  Occupancy
               Sept.-May      $195            138        50.5%   $26,910
               June           $220             22        73.3%    $4,840
               July           $260             29        93.5%    $7,540
               August         $260             29        93.5%    $7,540
                                      Full Year                  $46,830

           35% Full Year Rental Fee to WH&R,Inc.                 $16,391

               Full Year Contribution to Pool                    $30,440

               Full Year Pool Revenue to Owner                    30,440

                                                   Sales Price  $177,900
                                               20% Down           35,580
                                               80% Financing     142,320
                                             9.00% Monthly Pmt     1,145
                                               30  (years)

                         ANNUAL COSTS:            Phase I & II Phase I Only
                                                   Full Year    Full Year
                                   Loan Pmt            13,742     13,742
                                   Assoc.Dues           8,655     11,449
                                   Credit Card Disc       300        300
                             0.022 R.E. Taxes           3,914          0
                                            TOTAL      26,610     25,491

                         CASH-ON-CASH RETURN:

                                                  Phase I & II Phase I Only
                                                   Full Year    Full Year
                                   Down Pmt            35,580     35,580
                                   Cash to Owner        3,829      4,948
                                   Return               10.76%     13.91%

         Note: For each condominium unit type, the net to owner rent figure exceeds the total annual costs based on these projections. Therefore, the selling price alone is justified by the rental potential of these units; a rental potential which is bound to increase once golf is established. Also, additional tax savings may be realized after accounting for the unit's depreciation. For specific tax consequences, please refer to your accountant.